Corporate Certificate No. 151
(Sept. 1969)

                                   STATE OF INDIANA
                           OFFICE OF THE SECRETARY OF STATE


                             CERTIFICATE OF INCORPORATION

                                          OF

                       ELEVEN TWENTY N. MAIN STREET CORPORATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     I, LARRY A. CONRAD, SECRETARY OF STATE OF THE STATE OF INDIANA, HEREBY CERTIFY THAT ARTICLES OF INCORPORATION OF THE ABOVE CORPORATION, IN THE FORM PRESCRIBED BY MY OFFICE, PREPARED AND SIGNED IN DUPLICATE BY THE INCORPORATOR(S), AND ACKNOWLEDGED AND VERIFIED BY THE SAME BEFORE A NOTARY PUBLIC, HAVE BEEN PRESENTED TO ME AT MY OFFICE ACCOMPANIED BY THE FEES PRESCRIBED BY LAW; THAT I HAVE FOUND SUCH ARTICLES CONFORM TO LAW; THAT I HAVE ENDORSED MY APPROVAL UPON THE DUPLICATE COPIES OF SUCH ARTICLES; THAT ALL FEES HAVE BEEN PAID AS REQUIRED BY LAW; THAT ONE COPY OF SUCH ARTICLES HAS BEEN FILED IN MY OFFICE; AND THAT THE REMAINING COPY OF SUCH ARTICLES BEARING THE ENDORSEMENT OF MY APPROVAL AND FILING HAS BEEN RETURNED BY ME TO THE INCORPORATOR(S) OR HIS (THEIR) REPRESENTATIVES; ALL AS PRESCRIBED BY THE PROVISIONS OF THE INDIANA GENERAL CORPORATION ACT, AS AMENDED.

     WHEREFORE, I HEREBY ISSUE TO SUCH CORPORATION THIS CERTIFICATE OF INCORPORATION, AND FURTHER CERTIFY THAT ITS CORPORATE EXISTENCE HAS BEGUN.


                    IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED

                    THE SEAL OF THE STATE OF INDIANA, AT THE CITY OF

                    INDIANAPOLIS, THIS 23rd DAY OF September, 1971

[SEAL]

                    ------------------------------------------------
                    LARRY A. CONRAD, SECRETARY OF STATE.

                    BY
                      ----------------------------------------------
                                                            DEPUTY

                               Corporate Form No. 101 (Sept. 1969)--Page one

                               ARTICLES OF INCORPORATION

                               William N. Salin, Secretary of State of Indiana

                               Use White Paper--Size 8 1/2 x 11--For Inserts

  APPROVED                     Filing Requirements--Present 2 Executed Copies
    AND                         to Secretary of State, Room 155, State House
   FILED                        Indianapolis 46204
SEP 23, 1971
Larry Conrad                   Recording Requirements--Recording of Articles of
SECRETARY OF                    Incorporation is no longer required by the
STATE OF INDIANA                Indiana General Corporation Act.



                              ARTICLES OF INCORPORATION
                                          OF
                       ELEVEN TWENTY N. MAIN STREET CORPORATION
--------------------------------------------------------------------------------

     The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the "Act,") execute the following Articles of Incorporation.


                                      ARTICLE I
                                         NAME

     The name of the Corporation is Eleven Twenty N. Main Street Corporation.

-------------------------------------------------------------------------------

                                      ARTICLE II
                                       PURPOSES

     The purposes for which the Corporation is formed are:

          (a) To manufacture, produce, buy, purchase, acquire, sell, deal in and otherwise dispose of railway specialties, parts, accessories, and supplies for automobiles, automobile trucks, automobile tractors, railway cars and coaches, boats, steamers and steamships, and all other kinds of goods, wares and merchandise of every character and description.

                                                                       Page One

          (b) To manufacture, produce, buy, purchase, acquire, sell, deal in or otherwise dispose of materials, supplies, machinery, tools, fixtures and accessories, used or useful in carrying on any of the purposes set out and described herein.

          (c) To apply for, obtain, purchase, lease, register, or otherwise acquire, and to take hold, use, develop, sell, assign, or otherwise dispose of, trade marks, trade names, letters patent, patent rights, improvements, processes, methods, copyrights, formulae, designs, brands, and labels of the United States or any other country or government, used in connection with, related to or bearing upon any of the goods, wares or merchandise dealt in by this corporation or in which this corporation may desire to deal, and to use exercise, accept licenses for and grant licenses on or in respect to any of said trade marks, trade names, letters patent, patent rights, improvements, processes, methods, copyrights, formulae, designs, brands and labels of the United States or any other country or government, used in connection with, related to or bearing upon any of the goods, wares or merchandise dealt in by this corporation or in which this corporation may desire to deal.

          (d) To purchase or otherwise acquire, and to hold, own, maintain work, develop, sell, lease, convey, mortgage or otherwise dispose of lands and leaseholds and any interest, estate or rights in real property which may be required, convenient or appropriate for carrying on any of the business or corporate objects herein set out.

          (e) To acquire by purchase, subscription or otherwise, and to own, hold, sell, assign, deal in, exchange, transfer, mortgage, pledge or otherwise dispose of any shares of the capital stock, bonds, mortgages, securities or evidence of indebtedness, issued or created by any other domestic or foreign corporation, and to issue in payment or exchange therefor, shares of the capital stock, bonds, securities or other obligations of this corporation.

          (f) To guarantee the payment of and to pay the dividends, debts, liabilities or obligations of any corporation, domestic or foreign, in which this corporation may own any of the shares of the capital stock, bonds, mortgages, securities or evidences of indebtedness.

          (g) To borrow money and to make, accept, endorse, transfer, assign, execute and issue bonds, promissory notes, debentures, and all other evidences of indebtedness, for the purpose of securing any of its obligations or contracts, upon such terms and conditions as the Board of Directors shall authorize and as may be permitted by law.

                                                                       Page One

          (h) To acquire, hold, deal in, sell, transfer, cancel or otherwise dispose of any shares of its own capital stock, provided however, that the use of the funds of this corporation for any of said purposes, shall not impair its capital.

          (i) To buy, purchase or otherwise acquire, the whole or any part of the property, assets, business and good will of any other person, firm or corporation, and to conduct the said business so acquired, and to issue shares of its capital stock, or its promissory notes, bonds, debentures, or other evidences of indebtedness, in payment therefor.

          (j) To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other thing or things, act or acts, incidental or appurtenant to or growing out of or connected with the aforesaid business, or powers or any part or parts thereof, provided the same be not inconsistent with or in violation of the laws under which this corporation is organized.

          (k) To have and to exercise any and all of the powers and privileges now or hereafter conferred by the laws of the State of Indiana, upon corporations formed or organized under the Act hereinbefore referred to, or under any act amendatory thereof, supplemental thereto or substituted therefor.

          (l) To make direct loans to any corporation organized under the laws of any of the states of the United States or under the laws of the Dominion of Canada, provided that, at the time each loan is made, this corporation owns shares of the capital stock of the corporation to which said loan is made.


                                            Corporate Form No. 101--Page Two
                                            Prescribed by William N. Salin,
                                             Secretary of State (Sep. 1969)


                                     ARTICLE III
                                 PERIOD OF EXISTENCE

     The period during which the Corporation shall continue is perpetual


                                      ARTICLE IV
                         RESIDENT AGENT AND PRINCIPAL OFFICE

     SECTION 1.  RESIDENT AGENT.  The name and address of the Resident Agent in
charge of the Corporation's principal office is       David L. Rutter
                                                ------------------------------
                                                          (Name)

  1120 N. Main Street              Elkhart      Indiana      46514
------------------------------------------------------------------------------
(Number and Street or Building)    (City)       (State)     (Zip Code)


     SECTION 2.  PRINCIPAL OFFICE.  The post office address of the principal
office of the Corporation is    1120 N. Main Street
                             --------------------------------------
                               (Number and Street or Building)

 Elkhart     Indiana          46514
---------------------------------------------------
 (City)      (State)        (Zip Code)


                                      ARTICLE V
                                        SHARES

     SECTION 1. NUMBER. The total number of shares which the Corporation has authority to issue is 1,000 shares consisting of 1,000 shares with the par value of $1.00 per shares, and no shares without par value.

     SECTION 2. TERMS. The total number of shares into which the authorized capital stock of this Corporation shall be divided is 1,000, consisting of 1,000 shares of One Dollar ($1.00) Par Value Common Stock and the Corporation shall have no other class of stock.


                                            Corporate Form No. 101--Page three
                                            Prescribed by William N. Salin,
                                             Secretary of State (Sep. 1969)


                                      ARTICLE VI
                         REQUIREMENTS PRIOR TO DOING BUSINESS

     The Corporation will not commence business until consideration of the value of at least $1,000.00 (one thousand dollars) has been received for the issuance of shares.


                                     ARTICLE VII
                                     DIRECTOR(S)

     SECTION 1. NUMBER OF DIRECTORS. The initial Board of Directors is composed of 11 members. The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be 11.

     SECTION 2. NAMES AND POST OFFICE ADDRESSES OF THE DIRECTORS. The names and post office addresses of the initial Board of Directors of the Corporation are:


  NAME                    NUMBER AND STREET OR BUILDING    CITY            STATE           ZIP CODE
  ----                    -----------------------------    -----------    --------         --------
G. Wm. Anderson           #4 Edgewater Place               Elkhart,       Indiana          46514
Harold Edwards, Jr.       208 Sedgwick Drive               Syracuse,      New York         13203
Oliver M. Edwards, III    Apdo 1144                        Cuernavaca,    Mor., Mexico
Ernest W. Fear            58 Fairway Drive                 Aurora,        Ontario, Canada
Richard E. Flanders       2997 Brockton Court              Mishawaka,     Indiana          46544
Thomas W. Holt, Jr.       Greenleaf Apts. #109
                          107 Greenleaf Blvd.              Elkhart,       Indiana          46514
James A. McGrann          230 Larsen Avenue                Elkhart,       Indiana          46514
James L. Piety 1605       Springbrook Drive                Elkhart,       Indiana          46514
Harold E. Ruppert         3400 Wood Street                 Elkhart,       Indiana          46514
David L. Rutter           443 So. West Blvd.               Elkhart,       Indiana          46514
John R. Wiley             1616 Springbrook Drive           Elkhart,       Indiana          46514

     SECTION 3.  QUALIFICATIONS OF DIRECTORS. (IF ANY)

     A Director need not be a shareholder of the Corporation.


                                            Corporate Form No. 101--Page Four
                                            Prescribed by William N. Salin,
                                             Secretary of State (Sep. 1969)


                                     ARTICLE VIII
                                   INCORPORATOR(S)

     The names and post office addresses of the incorporators of the Corporation are:

     NAME           NUMBER & STREET OR BLDG.      CITY      STATE     ZIP CODE
     ----           ------------------------      ----      -----     --------
David L. Rutter     443 So. West Blvd.            Elkhart   Indiana   46514
John R. Wiley       1616 Springbrook Drive        Elkhart   Indiana   46514
Thomas V. Happer    2930 Oak Manor Drive          Elkhart   Indiana   46514

                                      ARTICLE IX
                        PROVISIONS FOR REGULATION OF BUSINESS
                        AND CONDUCT OF AFFAIRS OF CORPORATION

     (a) This Corporation shall have power to carry on and conduct its business, or any part thereof, and to have one or more offices in the State of Indiana, and in the various other states, territories, colonies, and dependencies of the United States, in the District of Columbia, and in any foreign country.

     (b) This Corporation reserves the right to alter, amend, change or repeal any provision contained in its Articles of Incorporation, and in all amendments thereto, in the manner now or hereafter prescribed by Statute, and all rights granted and conferred on the shareholders of this Corporation are granted and conferred subject to this reservation.

     (c) This Corporation reserves the right to take advantage of the provisions of any amendment to the law under which it is organized, or of any new law applicable or relating to corporations formed, organized, or re-organized under the law now in force, which may hereafter be enacted, and all rights granted to, and conferred on, the shareholders of this Corporation are granted and conferred subject to this reservation.

     (d) Annual or special meetings of the shareholders of this Corporation may be held at any place either within or without the State of Indiana.

                                                                   Page Four


     (e) The Board of Directors of this Corporation shall have the power to declare and pay a dividend consisting of shares of its One Dollar ($1.00) Par Value Common Stock to the holders of its shares of One Dollar ($1.00) Par Value Common Stock.

     (f) All transfers of stock of this Corporation shall be made upon its books by the holder thereof in person or by his duly appointed representative upon surrender of the certificate for cancellation. No transfer of stock shall be made on the day fixed for paying a dividend or for holding a meeting of shareholders, or within ten (10) days next preceding said day.

                                            Corporate Form No. 101--Page Five
                                            Prescribed by William N. Salin,
                                             Secretary of State (Sep. 1969)


     IN WITNESS WHEREOF, the undersigned, being the incorporator(s) designated in Article VIII, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 22nd day of September, 1971.


    /s/ David L. Rutter                      /s/ John R. Wiley
-------------------------------         ---------------------------------
    (Written Signature)                     (Written Signature)

     David L. Rutter                           John R. Wiley
-------------------------------         ----------------------------------
   (Printed Signature)                      (Printed Signature)

                                              /s/ Thomas V. Happer
                                        ----------------------------------
                                               (Written Signature)

                                                Thomas V. Happer
                                         ----------------------------------
                                               (Printed Signature)


STATE OF INDIANA  )
                  )ss.
COUNTY OF ELKHART )


     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that David L. Rutter, John R. Wiley and Thomas V. Happer, being all of the incorporators referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.


     Witness my hand and Notarial Seal this 22nd day of September, 1971.


                         /s/ Margaret Torok
                         ------------------------------------
                             (Written Signature)


                         Margaret Torok
                         ------------------------------------
                             (Printed Signature)


My Commission Expires:

May 20, 1975
-------------------------------

This instrument was prepared by  Thomas V. Happer, Attorney at Law,
                                ------------------
                                     (Name)

  212 South Second Street,          Elkhart     Indiana      46514
---------------------------------------------------------------------
(Number and Street or Building)     (City)      (State)   (Zip Code)

Corporate Certificate No. 152
Nov. 1969


                                   STATE OF INDIANA
                           OFFICE OF THE SECRETARY OF STATE


                               CERTIFICATE OF AMENDMENT
                                          OF

                       ELEVEN TWENTY N. MAIN STREET CORPORATION
-------------------------------------------------------------------------------

     I, LARRY A. CONRAD, SECRETARY OF STATE OF THE STATE OF INDIANA, HEREBY CERTIFY THAT ARTICLES OF AMENDMENT FOR THE ABOVE CORPORATION, IN THE FORM PRESCRIBED BY MY OFFICE, PREPARED AND SIGNED IN DUPLICATE IN ACCORDANCE WITH "AN ACT CONCERNING DOMESTIC AND FOREIGN CORPORATIONS FOR PROFIT, PROVIDING PENALTIES FOR THE VIOLATION HEREOF, AND REPEALING ALL LAWS OR PARTS OF LAWS IN CONFLICT HEREWITH," APPROVED MARCH 16, 1929, AND ACTS SUPPLEMENTAL THERETO.

                                    THE AMENDMENT

     THE EXACT TEXT OF ARTICLE I.

     ARTICLE I:  THE NAME OF THE CORPORATION SHALL BE:  EXCEL CORPORATION

     WHEREAS, UPON DUE EXAMINATION, I FIND THAT THE ARTICLES OF AMENDMENT CONFORM TO LAW, AND HAVE ENDORSED MY APPROVAL UPON THE DUPLICATE COPIES OF SUCH ARTICLES; THAT ALL FEES HAVE BEEN PAID AS REQUIRED BY LAW; THAT ONE COPY OF SUCH ARTICLES HAS BEEN FILED IN MY OFFICE; AND THAT THE REMAINING COPY OF SUCH ARTICLES BEARING THE ENDORSEMENT OF MY APPROVAL AND FILING HAS BEEN RETURNED BY ME TO THE CORPORATION.

[SEAL]              IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND
                    AND AFFIXED THE SEAL OF THE STATE OF INDIANA, AT THE CITY OF INDIANAPOLIS, THIS 19TH DAY OF OCTOBER, 1971.


                    --------------------------------------------
                    LARRY A. CONRAD, SECRETARY OF STATE


                         BY
                           ------------------------------------
                                       DEPUTY

                                 Corporate Form No. 4 (Sept. 1967)--Page One

                                 ARTICLES OF AMENDMENT (Amending Individual
                                  Articles Only)

     APPROVED                    Prescribed by the Secretary of State of Indiana
       and
      FILED                      Filing Requirements--Present 3 Executed Copies
   OCT 19, 1971                   to Secretary of State
/s/ Larry A. Conrad
   SECRETARY OF                  Recording Requirements--Before Exercising any
 STATE OF INDIANA                 Authority under Amendment, Record 1 of such
                                  3 Executed Copies, as Approved and Returned
                                  by Secretary of State, with Recorder of County
                                  where Principal Office is Located.


                                ARTICLES OF AMENDMENT
                                        OF THE
                              ARTICLES OF INCORPORATION
                                          OF

                       ELEVEN TWENTY N. MAIN STREET CORPORATION
--------------------------------------------------------------------------------

     The undersigned officers of Eleven Twenty N. Main Street Corporation (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                    SUBDIVISION A
                                    THE AMENDMENTS

     The exact text of Article I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

                  The name of the Corporation is Excel Corporation.

                                     Corporate Form No. 4 (Sept. 1967)--Page Two


                                    SUBDIVISION B
                             MANNER OF ADOPTION AND VOTE

     1.   ACTION BY DIRECTORS (select appropriate paragraph)

     (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ______________, 19___, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article ____ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such Shareholders, to be held ____________________, 19____, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

     (b) By written consent executed on October 4, 1971, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article I of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held October 18, 1971, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.


     2.   ACTION BY SHAREHOLDERS (select appropriate paragraph)

     (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on __________________, 19____, at which ________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

were present in person or by proxy, adopted the Amendments.

     The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

     (1)

     (2)

     (3)

                                  Corporate Form No. 4 (Sept. 1967)--Page Three


     The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                                    Shares Entitled To Vote as A Class
                          Total       (as listed immediately above)
                         -------   ------------------------------------
                                        (1)       (2)       (3)
Shares entitled to vote: _______      _______   _______   _______

Shares voted in favor:   _______      _______   _______   _______

Shares voted against:    _______      _______   _______   _______

     (b) By written consent executed on October 11, 1971, signed by the holders of 1,000 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.


     3.   COMPLIANCE WITH LEGAL REQUIREMENTS

     The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.


                                    SUBDIVISION C
                    STATEMENT OF CHANGES MADE WITH RESPECT TO THE
                             SHARES HERETOFORE AUTHORIZED

                                  Corporate Form No. 4 (Sept. 1967)--Page Four


     IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 13th day of October, 1971.

                         /s/ John R. Wiley
                         -------------------------------
                              (Written Signature)

                         John R. Wiley
                         -------------------------------
                              (Printed Signature)

                         President of

                         Eleven Twenty N. Main Street Corporation
                         -----------------------------------------
                              (Name of Corporation)

                         /s/ G. Wm. Anderson
                         -------------------------------
                              (Written Signature)

                         G. Wm. Anderson
                         -------------------------------
                              (Printed Signature)

                         Secretary of

                         Eleven Twenty N. Main Street Corporation
                         -----------------------------------------
                              (Name of Corporation)


STATE OF INDIANA )
                 )SS:
COUNTY OF ELKHART)


     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that John R. Wiley, the President, and G. Wm. Anderson, the Secretary, of Eleven Twenty N. Main Street Corporation, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

     WITNESS my hand and Notarial Seal this 13th day of October, 1971.


                         /s/ Margaret Torok
                         ------------------------------------
                             (Written Signature)


                         Margaret Torok
                         ------------------------------------
                             (Printed Signature)
                              Notary Public

My commission expires

May 20, 1975
-------------------------------

This instrument was prepared by Thomas V. Happer, Attorney at Law, 212 S. Second Street, Elkhart, Indiana 46514.

                                   STATE OF INDIANA
                           OFFICE OF THE SECRETARY OF STATE


                                ARTICLES OF AMENDMENT


To Whom These Presents Come, Greeting:


WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                                  EXCEL CORPORATION

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.

The name of the corporation is amended as follows:

                       DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.

NOW, THEREFORE, I, SUE ANN GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.


The effective date of these Articles of Amendment is April 26, 1999.


[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-sixth day of April, 1999.

                       /s/ Sue Ann Gilroy
                    --------------------------------------------
                    SUE ANN GILROY, Secretary of State


                                     [Illegible]
                           --------------------------------
                                       Deputy